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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the inclusion in this Registration Statement on Form S-1 of our reports dated September 9, 1999 on our audits of the financial statements and financial statement schedules of Accent Mortgage Services, Inc. We also consent to the reference to our Firm under the caption "Experts."



                                          /s/ Holland Shipes Vann, P.C.
                                          -------------------------------------
                                          Holland Shipes Vann, P.C.


Atlanta, Georgia
October 21, 1999